SCHEDULE 14A

 INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

ELECTRONIC SYSTEMS TECHNOLOGY, INC. (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee	(Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11
Title of each class of securities to which transaction applies:
Aggregate number of securities to which transaction applies:
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
Proposed maximum aggregate value of transaction:
Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Electronic Systems Technology, Inc.                                   Phone:   509-735-9092

415 N. Quay Street, Building B1, Kennewick, WA 99336     Fax:       509-783-5475

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

 to be held on June 7, 2013

Dear Stockholder:

The Annual Meeting of Stockholders of Electronic Systems Technology, Inc. (EST), a Washington Corporation, will be held at the Company’s location at 415 N. Quay St, Bldg B1, Kennewick, Washington on Friday, June 7, 2013 at 3:00 p.m. Pacific time for the following purposes:

1.  To elect a member of the Board of Directors.

2.  To ratify DeCoria, Maichel & Teague as independent auditors.

3.  To approve, on a non-binding advisory basis, the compensation paid to our Named Executive Officers.

4.  To approve, on a non-binding advisory basis, the frequency of holding future advisory votes on executive compensation.

5.  To transact such other business as may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

Pursuant to rules adopted by the Securities and Exchange Commission ("SEC"), we have elected to provide access to our proxy materials over the Internet. We believe that adopting this method will help us expedite your receipt of the proxy materials, lower our cost of delivery and help to conserve resources. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials ("Notice") to certain shareholders. We are also mailing a full set of proxy materials, including a proxy card, to certain shareholders beginning on the date we file the attached proxy statement with the SEC. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice and in the attached proxy statement. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

Only Stockholders of record at the close of business on April 5, 2013 are entitled to notice of, to attend and to vote at the meeting.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting of Shareholders, we urge you to vote and submit your proxy by the Internet or mail (see below for instructions) in order to ensure the presence of a quorum. If you attend the meeting, you will have the right to revoke your proxy and vote your shares in person. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares.

By order of the Board of Directors,

ELECTRONIC SYSTEMS TECHNOLOGY, INC.

T.L. Kirchner, President

April 30, 2013 / Approximate Date of mailing to Stockholders

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 7, 2013: The Notice of Annual Meeting and Proxy Statement and Annual Report to Shareholders are available at http://www.esteem.com/about/corporate-information.html.  Voting by the Internet is fast, convenient and your vote is immediately confirmed and posted. For registered shareholders to vote by the Internet, first read the accompanying Proxy Statement and then follow the instructions below:

VOTE BY INTERNET

1.

Go to www.investorvote.com/ELST.

2.

Follow the step-by-step instructions provided.

PLEASE DO NOT RETURN THE ENCLOSED PAPER BALLOT IF YOU ARE VOTING OVER THE INTERNET.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 7, 2013

To the shareholders of Electronic Systems Technology, Inc:

The Annual Meeting of Shareholders of  Electronic Systems Technology, Inc. (the “Company”), a  Washington Corporation, will be held at the Company’s location at 415 N. Quay St, Bldg B1, Kennewick, Washington, on Friday, June 7, 2013 at 3:00 p.m. Pacific Time for the following purposes:

1.

To Elect a Director.

2.

To ratify DeCoria, Maichel & Teague as independent auditors.

3.

To approve, on a non-binding advisory basis, the compensation paid to our Named Executive Officers.

4.

To approve, on a non-binding advisory basis, the frequency of holding future advisory votes on executive compensation.

5.

To transact such other business as may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

Only Shareholders of record, at the close of business on April 5, 2013, are entitled to notice of and to attend and to vote at the meeting. Interested parties are encouraged to visit the Company’s website at www.esteem.com for additional information. Information on our website does not form any part of the material for solicitation of proxies.

By order of the Board of Directors,

ELECTRONIC SYSTEMS TECHNOLOGY, INC.

/s/ T. L. KIRCHNER

T.L. Kirchner, President

April 30, 2013 / Approximate Date of mailing to Stockholders

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE USING THE INTERNET OR THE DESIGNATED TOLL-FREE TELEPHONE NUMBER, OR BY REQUESTING A PRINTED COPY OF THE PROXY MATERIALS AND COMPLETING AND RETURNING BY MAIL THE PROXY CARD YOU WILL RECEIVE IN RESPONSE TO YOUR REQUEST. THIS IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE MEETING.ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME, AND STOCKHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXIES AND VOTE IN PERSON. IF YOU HOLD YOUR SHARES THROUGH AN ACCOUNT WITH A BROKERAGE FIRM, BANK OR OTHER NOMINEE, PLEASE FOLLOW THE INSTRUCTIONS YOU RECEIVE FROM THEM TO VOTE YOUR SHARES.

ELECTRONIC SYSTEMS TECHNOLOGY, INC.

415 N. Quay Street, Bldg B1

Kennewick, Washington 99336

 (509) 735-9092

PROXY STATEMENT

Relating to

ANNUAL MEETING OF SHAREHOLDERS

to be held on June 7, 2013

INTRODUCTION

This Proxy Statement is being furnished by the Board of Directors of Electronic Systems Technology, Inc., a Washington corporation (the “Corporation”), to holders of shares of the Corporation's Common Stock (“Common Stock”) in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of the Corporation to be held on Friday, June 7, 2013, at 3:00 pm Pacific time, and any adjournment or adjournments thereof (the “Annual Meeting”) for the purposes set forth in the accompanying Notice of the Annual Meeting.  The Annual Report of the Corporation for the year ending December 31, 2012 was mailed to stockholders in conjunction with the mailing of this Proxy Statement, however such Annual Report does not form any part of the material for solicitation of proxies.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 7, 2013

Our Notice of Annual Meeting and Proxy Statement and Annual Report are available at: http://www.esteem.com/about/corporate-information.html

PURPOSES OF ANNUAL MEETING

Election of Directors

At the Annual Meeting, shareholders entitled to vote (see “Voting at Annual Meeting”) will be asked to consider and take action on the election of John Schooley as director to the Corporation's Board of Directors to serve for a three year term.  See “Election of Director.”

Ratification of Auditors

At the Annual Meeting, shareholders entitled to vote (see “Voting at Annual Meeting”) will be asked to consider and take action to ratify the appointment of independent auditors. See “Ratification of Auditors”.

Advisory Vote/“Say on Pay”

At the Annual Meeting, shareholders entitled to vote (see “Voting at Annual Meeting”) will be asked to provide an advisory vote to approve our executive compensation as well as an advisory vote on the frequency of voting on our executive compensation.

Other Business

To transact other matters as may properly come before the annual meeting, postponement(s) or any adjournment(s) thereof. See “Other Matters”.

VOTING AT ANNUAL MEETING

General

The close of business on the Record Date of April 5, 2013 has been fixed as the record date for determination of the shareholders entitled to notice of, and to vote at the Annual Meeting (the “Record Date”). As of the Record Date, there were issued and outstanding 5,158,667 shares of Common Stock entitled to vote. A majority of such shares will constitute a quorum for the transaction of business at the Annual Meeting. The holders of record on the Record Date of the shares entitled to be voted at the Annual Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting. All action proposed herein may be taken upon a favorable vote of the holders of a majority of such shares of Common Stock represented at the Annual Meeting provided a quorum is present at the meeting in person or by proxy.

Proxies

Shares of Common Stock which are entitled to be voted at the Annual Meeting and which are represented by properly executed proxies will be voted in accordance with the instructions indicated in such proxies.  If no instructions are indicated, such shares will be voted:  (1) FOR election of John Schooley to the Corporation's Board of Directors; (2) FOR ratification of DeCoria, Maichel & Teague P.S. as independent auditors; (3) FOR the approval, on a non-binding advisory basis, the compensation paid to our Officers; and (5) AT the discretion of the proxy holder, any other matters which may properly come before the Annual Meeting The Board of Directors takes no position on the three alternatives to be offered to stockholders for consideration under Proposal 4, e.g. the frequency of voting on our executive compensation.

A shareholder who has executed and returned a proxy may revoke it at any time before it is voted at the Annual Meeting by executing and returning a proxy bearing a later date, by giving written notice of revocation to the Secretary of the Corporation, or by attending the Annual Meeting and voting in person or delivering instruction to the Corporation via email and with written confirmation. A proxy is not revoked by the death or incompetence of the maker unless, before the authority granted there under is exercised, written notice of such death or incompetence is received by the Corporation from the executor or administrator of the estate or from a fiduciary having control of the shares represented by such proxy.

The indication of an abstention on a proxy or the failure to vote either by proxy or in person will be treated as neither a vote “for” nor “against” the election of any director. Each of the other matters must be approved by the affirmative vote of a majority of shares present in person or represented by proxy at the meeting and entitled to vote, assuming a quorum is present. Abstention from voting will have the practical effect of voting against these matters since it is one less vote for approval. The shares of a shareholder whose ballot on any or all proposals is marked as “abstain” will be included in the number of shares present at the Annual Meeting for the purpose of determining the presence of a quorum.

Broker non-votes, shares held by brokers or custodians for the accounts of others as to which voting instructions have not been given, will be treated as shares that are present for determining a quorum, but will not be counted for purposes of determining the number of votes cast with respect to a proposal. If you are the beneficial owner of shares held by a broker or other custodian, you may instruct your broker how you would like your shares voted through the voting instruction form included with this Proxy Statement.

If you wish to vote the shares you own beneficially at the meeting, you must first request and obtain a “legal proxy” from your broker or other custodian. If you choose not to provide instructions or a legal proxy, your shares are referred to as “uninstructed shares.” Whether your broker or custodian has the discretion to vote these shares on your behalf are routine matters for consideration at the meeting, in this case, items 2 and 3, the advisory vote for “say on pay” and “say when on pay” proposals. Prior to January 1, 2010 brokers and custodians were allowed to vote uninstructed shares in uncontested director elections. As of January 1, 2010, brokers and custodians can no longer vote uninstructed shares on your behalf in director elections. For your vote to be counted, you must submit your voting instruction form to your broker or custodian.

Proposal Number	Item	Votes Required for Approval	Abstentions	Uninstructed Shares
1	Election of Director	Majority of shares cast	Not counted	Not voted
2	Ratification of Independent Auditors	Majority of shares cast	Not counted	Discretionary vote
3	Advisory vote to Executive Compensation	Majority of shares cast	Not counted	Discretionary vote
4	Advisory vote on the frequency of Future advisory votes relating to Executive compensation	Majority of shares cast	Not counted	Discretionary vote

The Corporation will bear all the costs and expenses relating to the solicitation of proxies, including the costs of preparing, printing and mailing this Proxy Statement and accompanying material to shareholders.  In addition to the solicitation of proxies by use of the mails, the directors, officers, and employees of the Corporation, without additional compensation, may solicit proxies personally or by telephone or telegram.

Future Stockholder Communications through the Internet

Stockholders may elect to receive future notices of meetings, proxy materials and annual reports electronically through the Internet. The consent of stockholders who have previously consented to electronic delivery will remain in effect until withdrawn. To consent to electronic delivery:

•

stockholders whose shares are registered in their own name, and not in “street name” through a broker or other nominee, may simply log in to www.investorvote.com/ELST the Internet site maintained by ComputerShare Investor Services and follow the step-by-step instructions; and,

•

stockholders whose shares are registered in “street name” through a broker or other nominee must first vote their shares using the Internet, at: www.proxyvote.com, the Internet site maintained by Broadrige Financial Solutions, Inc. and immediately after voting, fill out the consent form that appears on-screen at the end of the Internet voting procedure.

The consent to receive stockholder communications through the Internet may be withdrawn at any time to resume receiving stockholder communications in printed form.

PROPOSAL 1;

 ELECTION OF DIRECTOR

It is intended that the proxies solicited hereby will be voted for election of the nominee for director listed below, unless authority to do so has been withheld. If the nominee becomes unable to accept election, the Board will either reduce the director to be elected or select a substitute nominee. If a substitute nominee is selected, proxies will be voted in favor of such nominee.

The Board of Directors is divided into three classes, with the terms of office of each class ending in successive years. The terms of current directors of Class I expire with the 2015 Annual Meeting, terms of current director of Class II expire with the 2013 Annual Meeting, and the terms of current directors in Class III expire with the 2014 Annual Meeting.

Nominee

The nominee for Class II director whose term, if elected, will expire in 2016 and certain additional information with respect to the nominee is as follows:

Nominee Name, Position with the Corporation, Principal Occupation(s), Other Directorships, Age, and Ownership:

CLASS II - Three Year Term Expiring June 2013

John L. Schooley: Mr. Schooley is a Director of the Corporation. Mr. Schooley was the former owner and President of Remtron, Inc. in San Diego, California. Remtron, Inc. manufactures advanced radio control and telemetry systems for the industrial marketplace. Mr. Schooley does not serve as director of any other company that is registered under the Securities Exchange Act.

Age:	73
Shares Beneficially Owned:	135,000
Percent of Class:	2.6
A Director Since:	1993

Shares beneficially owned do not include 75,000 shares subject to options granted 2-11-11, 2-10-12 and 2-13-13.

MANAGEMENT RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NOMINEE TO THE BOARD OF DIRECTORS OF THE CORPORATION

PROPOSAL 2: RATIFICATION OF INDEPENDENT AUDITORS

DeCoria, Maichel & Teague P.S. independent Certified Public Accountants (“DM-T”), have been selected by the Board of Directors as the independent auditors for the Company for the fiscal year ending December 31, 2012. Shareholder ratification of the selection of DM-T as the Company’s independent auditors is not required by the Bylaws or otherwise. However, Management is submitting the selection of DM-T to the shareholders for ratification as a matter of corporate practice. If the shareholders fail to ratify the selection, Management will reconsider whether or not to retain that firm. Even if the selection if ratified, Management in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.

This firm is experienced in the field of accounting and is well qualified to act in the capacity of auditors. DM-T will not be represented at the annual meeting, but questions from shareholders will be subsequently presented to the auditors for response.

The following table presents fees billed to the Company relating to the audit of the Financial Statements at December 31, 2012, and December 31, 2011, respectively as provided by DM-T and Moe O'Shaughnessy & Associates P.S.(1)  We expect that DM-T. will serve as our auditors for fiscal year 2013.

Year Ended	December 31, 2012	December 31, 2011
Audit fees	$41,000	$35,703
Audit-related fees	-	-
Tax fees	2,500	1,650
All other fees	-	-
Total Fees	$43,500	$37,353

The Company’s Board of Directors reviewed the audit services rendered by DM-T and Moe O'Shaughnessy & Associates P.S and concluded that such services were compatible with maintaining the auditors’ independence. All audit, non-audit, tax services, and other services performed by the independent accountants are pre-approved by the Board of Directors to assure that such services do not impair the auditors’ independence from the Company. The Company does not use DM-T and Moe O'Shaughnessy & Associates P.S. for financial information system design and implementation. We do not engage DM-T or Moe O'Shaughnessy & Associates P.S. to provide compliance outsourcing services.

Audit Fees represent the aggregate fees billed by DM-T or Moe O'Shaughnessy & Associates P.S.  for the audit of our annual financial statements included in the Annual Report on Form 10-K, review of financial statements included in the Quarterly Reports on Form 10-Q, the audit of our internal control over financial reporting with the objective of obtaining reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects, and services normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

Audit-related fees consist of assurance and related services that include, but are not limited to, internal control reviews, attest services not required by statute or regulation and consultation concerning financial accounting and reporting standards.

Tax Fees represent the aggregate fees billed by DM-T and Moe O'Shaughnessy & Associates P.S. for tax compliance services.

All Other Fees represent the aggregate fees billed by DM-T or Moe O'Shaughnessy & Associates P.S. for services other than those reported in the above categories.

The affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting is required to ratify the selection of  DM-T .

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2

___________________

(1) As disclosed in the Form 8-K filed on March 26, 2012, Moe O'Shaughnessy & Associates P.S. resigned as the Company's independent registered accountant effective March 26, 2012 due to retirement of the principal director of the firm.

PROPOSAL 3:  ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Company is providing its shareholders with the opportunity to cast an advisory vote on executive compensation (a “say-on-pay-proposal”) as described below. Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, stockholders are entitled to an advisory (non-binding) vote on compensation programs for our named executive officers (sometimes referred to as “say on pay”). In accordance, we are asking stockholders to approve, on an advisory basis, the compensation of  the Company’s listed officers disclosed in the “Compensation Discussion and Analysis,” and Executive Compensation Summary Compensation Table and the related compensation tables, notes, and narrative in this Proxy Statement for our 2013 Annual Stockholders’ Meeting. The Company believes that it is appropriate to seek the views of shareholders on the design and effectiveness of the Company’s executive compensation program. Therefore, in accordance with that policy and pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, we are asking stockholders to approve, on an advisory basis, the compensation of the Company’s listed officers disclosed in “Compensation Discussion and Analysis,” the Summary Compensation table and the related compensation tables, notes, and narrative in this proxy statement for our 2013 Annual Stockholders’ Meeting.

As described below in the “Compensation Discussion and Analysis” section of this proxy statement, our compensation program and stock option plan are designed to support its business goals and promote short- and long-term profitable growth of the Company and align compensation with the long-term interests of our stockholders.

We urge stockholders to read the “Compensation Discussion and Analysis” section of this proxy statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation table and other related compensation tables and narratives, which provide detailed information on the compensation of our listed officers. The Board believes that the policies and procedures articulated in “Compensation Discussion and Analysis” are effective in achieving our goals and that the compensation of our listed officers reported in this proxy statement has supported and contributed to the company’s recent and long-term success.

Approval of this proposal requires the affirmative vote of a majority of the shares present at the meeting, in person or represented by proxy, and entitled to vote. Because the vote is advisory, it will not be binding upon the Board and the Board will not be required to take any action as a result of the outcome of the vote on this proposal. The Board will carefully assess the voting results, and if those results reflect any broadly held issues or concerns, we will consult directly with stockholders to better understand their views.

The frequency of holding “say on pay” advisory votes will be determined by the decision of the stockholders as to Proposal No. 3.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”

APPROVAL OF PROPOSAL 3 ON AN ADVISORY BASIS.

PROPOSAL 4:

ADVISORY VOTE ON THE FREQUENCY OF HOLDING FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

The federal law that now requires each U.S. public company to hold a “say on pay” advisory vote also requires that stockholders be asked to vote on the frequency of “say on pay” votes. Pursuant to this new law, which is set forth in Section 14A of the Securities Exchange Act of 1934, as amended, we are asking stockholders to vote on whether future “say on pay” votes such as the one in Proposal 3 above should occur every year, every two years, or every three years. This vote on the frequency of “say on pay” votes is advisory in nature and must be held at least once every six years.

The Company welcomes the opportunity to submit the three alternative frequencies to our stockholders for consideration. Some commentators have said that a two-year or three-year frequency might be better aligned with compensation trends or programs and would place less emphasis on the results or actions of a single year; other commentators have stated that an annual vote provides a company with more opportunity for timely feedback. We are prepared to operate under any of the three alternative frequencies and look forward to the stockholder vote for input.

Stockholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years, or abstain. The Board recommendation on this matter is to approve “2 YEARS”, your shares will not be voted on this matter unless you specifically indicate your preference among the choices. This advisory vote is non-binding on the Board, but the Board will give careful consideration to the voting results on this proposal and expects to be guided by the alternative that receives the greatest number of votes, even if that alternative does not receive a majority of the votes cast.

Stockholders may cast their advisory vote to conduct future advisory votes on executive compensation every “1 YEAR,” “2 YEARS,” or “3 YEARS,” or “ABSTAIN.”

PROPOSAL 5.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters that will be presented for action at the Annual Meeting other than those described above. Should other business properly be brought before the Annual Meeting, it is intended that the accompanying Proxy will be voted thereon in the discretion of the persons named as proxies.

Additional Corporation Information

Members Of Board Of Directors Continuing In Office

CLASS III - Three Year Term Expiring June 2014

T.L. Kirchner:  Mr. Kirchner is founder, President and a Director of the Corporation. During the last five years Mr. Kirchner devoted 100% of his time to the management of the Corporation. His primary duties are to oversee the management and marketing functions of the Corporation. Mr. Kirchner does not serve as a director for any other company registered under the Securities Exchange Act.

Age:	64
Shares Beneficially Owned:	403,488
Percent of Class:	7.8
A Director Since:	1985

Shares beneficially owned do not include 75,000 shares subject to options granted 2-11-11, 2-10-12 and 2-13-13.

Michael S. Brown: Mr. Brown is a Director of the Corporation. He has been with Manufacturing Services, Inc. since 1998 and became President in April 2006. Previously Mr. Brown held management positions with Cadence Design Systems and Wyse Technology. Manufacturing Services provides electronic design and manufacturing solutions. Manufacturing Services provides electronic manufacturing and quality control testing services for Electronic Systems Technology. Mr. Brown does not serve as a director for any other company registered under the Securities Exchange Act.

Age:	60
Shares Beneficially Owned:	0
Percent of Class:	0
A Director Since:	2007

Shares beneficially owned do not include 75,000 shares subject to options granted 2-11-11, 2-10-12 and 2-13-13.

CLASS I - Three Year Term Expiring June 2015

Melvin H. Brown:  Mr. Brown is a Director of the Corporation. Mr. Brown is the retired owner and President of Manufacturing Services, Inc. Manufacturing Services provides electronic design and manufacturing solutions. Manufacturing Services provides electronic manufacturing and quality control testing services for Electronic Systems Technology. Mr. Brown does not serve as a director for any other company registered under the Securities Exchange Act.

Age:	82
Shares Beneficially Owned:	76,500
Percent of Class:	1.5
A Director Since:	1985

Shares beneficially owned do not include 75,000 shares subject to options granted 2-11-11, 2-10-12 and 2-13-13.

Melvin H. Brown is the father of Michael S. Brown, both of whom are Directors of the Corporation. Outside of this family relationship, there are no family relationships, whether by blood, marriage, or adoption, between any of the Directors of Executive Officers of the Corporation.

Robert Southworth: Mr. Southworth is a Director of the Corporation.  Mr. Southworth is a retired Senior Patent Attorney with the U. S. Department of Energy in Richland, Washington. His primary duties with the Department of Energy were the preparation and prosecution of domestic and foreign patent applications in such fields as nuclear reactors, fuel reprocessing, waste management and energy related fields of solar, wind, and fossil fuels.  Mr. Southworth does not serve as a director of any other company that is registered under the Securities Exchange Act.

Age:	69
Shares Beneficially Owned:	0
Percent of Class:	0
A Director Since:	1985

Shares beneficially owned do not include 75,000 shares subject to options granted 2-11-11, 2-10-12 and 2-13-13.

5% Beneficial Owners

The following table sets forth, as of April 23, 2013, the amount and percentage of the Common Stock of the Corporation, which according to information supplied by the Corporation, is beneficially owned by each person who, to the best knowledge of the Corporation, is the beneficial owner (as defined below) of more than five (5%) of the outstanding common stock.

Title of Class	Name & Address Of Beneficial Owner (1)	Amount & Nature of Beneficial Ownership	Percent of Class
Common	EDCO Partners LLLP 4605 Denice Drive Englewood CO 80111	420,923	8.1%
Common	T.L. Kirchner 415 N. Quay St. Kennewick WA 99336	403,488 (2)(3)	7.8%

(1)

Under Rule 13d-3, issued by the Securities and Exchange Commission, a person is, in general, deemed to "Beneficially own" any shares if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (a) voting power, which includes the power to vote or to direct the voting of those shares and/or (b) investment power, which included the power to dispose, or to direct the disposition of those securities.  The foregoing table gives effect to shares deemed beneficially owned under Rule 13d-3 based on the information supplied to the Company.  To the knowledge of the Company, the persons named in the table have sole voting power and investment power with respect to all shares of Common Stock beneficially owned by them.

(2)

The beneficial owner listed above has stock options to acquire 75,000 shares of Electronic Systems Technology, Inc. Common Stock: Options for 25,000 shares, granted February 11, 2011 and options for 25,000 shares, granted February 10, 2012, for 25,000 shares granted February 13, 2013.

(3)

Does not include options granted.  See note (2) above.

Family Relationships

Michael S. Brown is the son of Melvin H. Brown.

Indebtedness of Management:

No Director or executive officer or nominee for Director, or any member of the immediate family of such has been indebted to the Corporation during the past year.

Related Party Transactions

During 2012, the Corporation contracted for services from Manufacturing Services, Inc. in the amount of $101,398.  Manufacturing Services, Inc. is owned and operated by Michael S. Brown. Mr. Brown, and the former owner for Manufacturing Services, Inc, Melvin H. Brown are currently Directors of Electronic Systems Technology, Inc.  Management believes the costs for services provided by Manufacturing Services, Inc., are comparable with other manufacturing service companies in the Company’s geographical region.

Certain Business Relationships

There have been no unusual business relationships during the last fiscal year of the Registrant between the Registrant and affiliates as described in Item 404 (b) (1-6) of the Regulation S-K.

Directors’ Stock Purchases

The Directors’ of the Corporation purchased common stock in 2012, as follows: None.

Indemnification.

The Corporation’s By-Laws address indemnification of Directors and Officers. Washington Law provides that Washington corporations may include within their Articles of Incorporation provisions eliminating or limiting the personal liability of their directors and officers in shareholder actions brought to obtain damages for alleged breaches of fiduciary duties, as long as the alleged acts or omissions did not involve intentional misconduct, fraud, a knowing violation of law or payment of dividends in violation of the Washington statutes. Washington law also allows Washington corporations to include in their Articles of Incorporation or Bylaws provisions to the effect that expenses of officers and directors incurred in defending a civil or criminal action must be paid by the corporation as they are incurred, subject to an undertaking on behalf of the officer or director that he or she will repay such expenses if it is ultimately determined by a court of competent jurisdiction that such officer or director is not entitled to be indemnified by the corporation because such officer or director did not act in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. The Corporation’s Articles of Incorporation provide that a director of officer is not personally liable to the Corporation or its shareholders for damages for any breach of fiduciary duty as a director or officer, except for liability for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of distribution in violation of Washington Business Corporation Act.

Security Ownership Of Management

The following table summarizes beneficial ownership of common stock by our officers and directors as of December 31, 2012:

Title of Class	Name of Beneficial Owner	Amount & Nature of Beneficial Ownership	Percent of Class
Common	T.L. Kirchner (Officer & Director)	403,488 (1)	7.8%
Common	Robert Southworth (Director)	0 (1)	0.0%
Common	Melvin H. Brown (Director)	76,500 (1)	1.5%
Common	Michael S. Brown (Director)	0	0.0%
Common	John Schooley (Director)	135,000 (1)	2.6%
Common	Michael W. Eller (Officer)	0	0.0%

(1)

Does not include stock options as granted 2-11-11, 2-10-12 and 2-13-13.

Unless otherwise indicated in the footnotes, the principal address of each of the shareholders listed above is c/o Electronic Systems Technology, Inc., 415 N. Quay St., Kennewick  WA  99336.

Compensation Discussion and Analysis/ Executive Compensation

Elements of Our Compensation Program

The three primary components of our executive compensation program are: (i) base salary, (ii) incentive compensation in the form of cash bonuses, and (iii) equity compensation.

Base salary is determined by the Board of Directors for the CEO, and by the CEO for the other name executive officer. Cash bonuses are based on profitability of the company at year end. Bonuses are not paid if net income before taxes is less than $100,000. Equity compensation is awarded by the Board of Directors.

Except as disclosed above, no other compensation in the form of stock grants, options or bonuses were given to the above Officers and Directors during the year ending December 31, 2012.

The Company does not have written employment agreements with Messrs. Kirchner or Eller.

Compensation Risk Assessment

As required by rules adopted by the SEC, Management has made an assessment of the Company’s compensation policies and practices with respect to all employees to determine whether risks arising from those policies and practices are reasonably likely to have a material adverse effect on the Company. In doing so, Management considered various features and elements of the compensation policies and practices that discourage excessive or unnecessary risk taking. As a result of the assessment, the Company has determined that its compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Summary Compensation Table

Compensation to outside directors is limited to reimbursement of out-of-pocket expenses that are incurred in connection with the directors’ duties associated with the Corporation's business. Directors with no less than three years continuous tenure are eligible for stock option awards, as governed by the Corporation’s stock option plan.  There is currently no other compensation arrangements for the Corporation’s directors. (See “Security Ownership of Certain Beneficial Owners and Management” for Stock Options granted in previous years.)  The information specified concerning items of Director Compensation for the fiscal year ended December 31, 2012 is provided in the following Director Compensation Table:

DIRECTOR COMPENSATION
Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation ($)	All Other Compensation ($)(3)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Melvin Brown	$0	$0	$256	$0	$0	$0	$256
Michael Brown	$0	$0	$256	$0	$0	$0	$256
John Schooley	$0	$0	$256	$0	$0	$0	$256
Robert Southworth	$0	$0	$256	$0	$0	$605	$861

(1)

Compensation information for Tom Kirchner, President and CEO, is contained in the Executive Compensation Summary Compensation Table.

(2)

Amount represents the dollar amount recognized for financial statement reporting purposes in accordance with ASC 718. Assumptions made in the valuation of stock option awards are disclosed in Note 7 of the Notes to the Consolidated Financial Statements in the 2012 Form 10-K.

(3)

Amounts represent reimbursement of out-of-pocket expenses related to directors’ duties associated with the Corporation's business (i.e. travel expenses for attending Corporation Director’s Meetings).

There are no compensatory plans or arrangements for compensation of any Director in the event of his termination of office, resignation or retirement.

No grants of Stock Appreciation Rights were given during the fiscal years ended December 31, 2012 or December 31, 2011, respectively. There are no compensatory plans or arrangements for compensation of any Director in the event of his termination of office, resignation or retirement.

The Corporation currently does not hold any Employment Contracts or Change of Control Arrangements with any parties.

Remuneration Of Executive Officers

(a) Named Executive Officers

The following table sets forth the names and ages of all executive officers of the Corporation as of December 31, 2012; all positions by such persons; term of office and the period during which he has served as such; and any arrangement or understanding between him and any other person(s) pursuant to which he was elected as an officer:

Name of Officer	Age	Position	Term of Office	Period of Service
T. L. Kirchner	64	President/CEO	3 Years	02/10/84- Present
Michael W. Eller	52	Principal Accounting Officer	At Will	9/7/12- Present

Information concerning the compensation of the Corporation’s principal executive officer and principal financial officer, as well as any other compensated employees of the Registrant's whose total compensation exceeded $100,000 during 2012 and 2011 is provided in the following Summary Compensation Table:

SUMMARY COMPENSATION TABLE

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($)(1) (d)	Stock Awards ($) (e)	Option Awards ($)(2) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Non- qualified Deferred Compensation Earnings($) (h)	All Other Compen-sation ($)(3) (i)	Total ($) (j)
T.L. Kirchner, President/ CEO	2012	$160,000	-	-	$256	-	-	$24,198	$184,454
	2011	$166,000	-	-	$420	-	-	$22,862	$189,282
Michael W. Eller/Principal Accounting Officer	2012	$21,250	-	-	n/a	-	-	$1,648	$22,898
	2011	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

(1)

Includes amounts paid under the Non-qualified Employee Profit Sharing Bonus.  Bonus calculated for 2011 results paid during 2012.

(2)

Amount represents the dollar amount recognized for financial statement reporting purposes in accordance with ASC 718. Assumptions made in the valuation of stock option awards are disclosed in Note 7 of the Notes to the Consolidated Financial Statements in the 2012 Form 10-K.

(3)

All Other Compensation consists of premiums paid for Group Health Insurance, Key Man Insurance, Accrued Vacation Pay and Corporation paid 401(k) matching amounts.

The information specified concerning the stock options of the named executive officers during the fiscal year ended December 31, 2012 is provided in the following Option/SAR Grants in the Last Fiscal Year Table:

OPTION/SAR GRANTS IN LAST FISCAL YEAR
Individual Grants (5)
(a)	(b)	(c)	(d)	(e)
Name	Number of Securities Underlying Options/SARs Granted # (4)	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or base price ($/Share)	Expiration Date
T.L. Kirchner	25,000	11.9%	0.37	2/14/2016

(5)

This table does not include Stock Options granted previously.

The information specified concerning the stock options of the named executive officers during the fiscal year ended December 31, 2012 is provided in the following Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Options/SAR Values Table:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercised Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
T.L. Kirchner, President/CEO	25,000	0	0	$0.37	2/09/15	0	0	0	0
	25,000	0	0	$0.44	2/10/14	0	0	0	0
	25,000	0	0	$0.45	2/18/13	0	0	0	0

The Corporation does not currently have a Long-Term Incentive Plan (“LTIP”).

The Corporation currently does not hold any Employment Contracts or Change of Control Arrangements with any parties.

CORPORATE GOVERNANCE

Board Meetings

During the fiscal year ended December 31, 2012 the Board of Directors held three meetings on February 10, 2012, June 1, 2012 and September 4, 2012. The Audit Committee held meetings on February 10, 2012 and June 1, 2012. All directors attended the meetings either physically or via teleconference.

Committees

There are two continuing committees of the Board of Directors, namely, an Audit Committee and Employee/Director Stock Option Committee. There is no Compensation, Nominating or other committees.

Audit Committee

The Board has established an Audit Committee.  The Audit Committee of the Board of Directors as of December 31, 2012 is comprised of Robert Southworth (Chairman), Melvin Brown, Michael Brown and John Schooley and it operates under a written charter adopted by the Board, a copy of which is included in the proxy statement as Appendix I.  Michael Brown and Melvin Brown are considered to be non-independent members of the Audit Committee, however their serving on the Audit Committee was deemed by the Board to be in the best interest of the Corporation due to their experience and familiarity with the Corporation.  The Board of Directors has determined that none of the audit committee members can be classified as an “audit committee financial expert” as defined by the Securities Exchange Act.  The Board of Directors does not contain a member that can be classified as an “audit committee financial expert” under the referenced definition. The Board of Directors believes that attracting and retaining at least one audit committee member that could be classified as an “audit committee financial expert” is unlikely due to the high cost of such Director candidates.

The Audit Committee’s report for the Financial Statements for the year ended December 31, 2012 is attached to this proxy statement as Appendix II.  The Sarbanes-Oxley Act of 2002 added a number of provisions to Federal law to strengthen the authority of, and increase the responsibility of, corporate audit committees. In accordance with the Sarbanes-Oxley Act, the Audit Committee has ultimate authority and responsibility to select, compensate, evaluate and, when appropriate, replace the Corporation’s independent auditors. The Audit Committee members are not professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of Management and the independent auditors, nor can the Audit Committee certify that the independent auditors are “independent” under applicable rules.  The Audit Committee serves as a board-level oversight, in which it provides advice, counsel and direction to Management and the auditors on the basis of the information it receives, discussion with Management and the auditors, and the experience of the Audit Committee’s members in business and financial matters.

Employee/Director Stock Option Committee

On February 10, 2012, the Board of Directors established an Employee/Director Stock Option Committee comprised of Tom Kirchner and Jon Correio (Mr. Correio served as the CFO until September 7th, 2012. At that time he was replaced by Michael Eller. Mr. Eller is employed as the Manager of Finance and Administration as serves as the company’s Principal Accounting Officer).. The Committee existed for the sole purpose of recommending recipients and amounts of stock options awarded during 2012.

Compensation Committee Interlocks and Insider Participation

The following director and executive officer served as a member of the Employee/Director Stock Option Committee during some or all of fiscal year 2012: Thomas Kirchner.

Related Person Transactions Policy and Procedures

As set forth in the written charter of the Audit Committee, any related person transaction involving a Company director or executive officer must be reviewed and approved by the Audit Committee. Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote on the approval or ratification of the transaction. Related persons include any director or executive officer, certain shareholders and any of their “immediate family members” (as defined by SEC regulations). In addition, the Board of Directors determines on an annual basis which directors meet the definition of independent director under the Nasdaq Listing Rules and reviews any director relationship that would potentially interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director.

Code of Ethics

The Company has adopted a Code of Ethics, which applies to the business conduct of directors, officers, and employees. On June 2, 2005, our Board of Directors adopted a code of ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. Our Code of Ethics is available for viewing on our website at www www.esteem.com. A copy of the Code of Ethics may also  be obtained without charge by written request to the Company’s Corporate Secretary. If we make any substantive amendments to our Code or grant any waiver, including any implicit waiver from a provision of the Code for our directors or executive officers, we will disclose the nature of such amendment or waiver in a report on Form 8-K. Our Code of Ethics was filed as an exhibit to our report on Form 8-K, as filed  March 26, 2008.

Compensation Committee Report

The Board of Directors has reviewed and discussed with management the Company’s “Compensation Discussion and Analysis.” Based on this review and discussions, the Board of Directors has approved the inclusion of “Compensation Discussion and Analysis” in this Proxy Statement and the Company’s Annual Report to Shareholders on Form 10-K for the fiscal year ended December 31, 2012.

Compensation and Assessment

The Board determines the compensation for the Company’s directors and officers, based on industry standards and the Company’s financial situation. Other than stock options granted to directors from time to time and reasonable expenses, directors currently do not receive any remuneration for their acting in such capacity. The Board assesses, on an annual basis, the contribution of the Board as a whole and each individual director, in order to determine whether each is functioning effectively.  If prudent, changes are made.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires that the Corporation’s directors, executive officers, and the holders of 10% or more of the Corporation’s common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors, and stockholders holding more than 10% of the Corporation’s common stock are required by the Regulation to furnish the Corporation with copies of all Section 16(a) forms they have filed.

During the year ended December 31, 2012, to the knowledge of Management, there was no director, officer, or beneficial owner of more than 10% any class of equity securities of the registrant who failed to file on a timely basis the required disclosure form as required by Section 16(a) of the Securities and Exchange Act of 1934.

SHAREHOLDER PROPOSALS AND OTHER MATTERS

The Corporation's next annual meeting is scheduled for June 6, 2014. A Stockholder who desires to have a qualified proposal considered for inclusion in the Proxy Statement for that meeting must notify the Secretary of the terms and content of the proposal no later than March 17, 2014. The Corporation's By-Laws outline the procedures including notice provisions, for stockholder nomination of directors and other stockholder business to be brought before stockholders at the Annual Meeting. At the time of submission of such proposal a stockholder must have been of record or beneficial owner of at least 1% of the outstanding shares or $1,000 worth of stock in the Corporation, and have held such stock for at least one year and through the date on which the meeting is held. A copy of the pertinent By-Law provisions is available upon written request to Michael Eller, Manager of Finance and Administration, Electronic Systems Technology, Inc., 415 North Quay Street, Building B1, Kennewick, Washington 99336.

FORM 10-K

Any shareholder of record may obtain a copy of the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (the "Form 10-K"), without cost, upon written request to the Secretary of the Corporation.  The Form 10-K is not part of the proxy solicitation material for the Annual Meeting.  Additionally, the Securities and Exchange Commission maintains a web site that contains reports and other information at the following address http://www.sec.gov, as well as links from the Company’s website at www.esteem.com.

By Order of the Board of Directors

T.L. Kirchner

President

April 30, 2013

APPENDIX I – AUDIT COMMITTEE CHARTER

ELECTRONIC SYSTEMS TECHNOLOGY INC.

AUDIT COMMITTEE CHARTER

The Board of Directors of Electronic Systems Technology, Inc. has established an audit committee with authority, responsibility and specific duties as described below.

Composition:

The committee shall be comprised of not less than three directors, two of which who are independent of both management and operating executives. A third, non-independent director, may serve on the committee, if the Board of Directors deems the non-independent director’s experience and expertise serves the best interest of the committee. One of the members shall be appointed committee chairperson by the chairperson of the Board of Directors.  Such appointment will be for a one-year term and will be ratified by the full board.

Authority:

The audit committee may be requested by the Board of Directors to investigate any activity of the company.  All employees are directed to cooperate as requested by members of the committee.  The committee is empowered to retain persons having special competence as necessary to assist the committee in fulfilling responsibility.

Responsibility:

The audit committee is to serve as a focal point for communication between non-committee directors, the independent accountants, internal accounting department and Electronic Systems Technology’s management, as their duties relate to financial accounting, reporting and controls. The audit committee is to assist the Board of Directors in fulfilling its fiduciary responsibilities as pertaining accounting policies and reporting practices of Electronic Systems Technology and the sufficiency of auditing relative thereto.  It is to be the Board of Directors’ principal agent in ensuring the independence of the corporation’s independent accountants, the integrity of management and adequacy of disclosures to stockholders. However, opportunity for the independent accountants to meet with the entire board of directors, as needed shall not to be restricted.

Meetings:

The audit committee is to meet at least two times per year, and as many times as is deemed necessary by the committee.

Attendance:

Members of the audit committee should be present at all meetings, in person, or via alternative electronic methods, as the Board of Directors has approved. As needed, the committee chairperson may request that members of management, the manager of finance and administration and representative of the independent accountants be present at meetings of the committee.

Minutes:

Minutes of each meeting are to be prepared and sent to committee members and presented to Electronic Systems Technology’s directors who are not members of the committee.  Copies are to be provided to the manager of finance and administration.

Specific Duties:

The audit committee is to:

(1)

Inform the independent accountants and management that the independent accountants and the committee may communicate with each other at all times; and the committee chairperson may call a meeting whenever deemed necessary.

(2)

Review with Electronic Systems Technology’s management, independent accountants and manager of finance and administration, the company’s policies and procedures to reasonably ensure the adequacy of internal accounting and financial reporting controls.

(3)

Have familiarity through the individual efforts of its members, with the accounting and reporting principles and practices applied by Electronic Systems Technology in preparing its financial statements.  Further, the committee is to make or cause to be made, all necessary inquiries of management and the independent accountants concerning established standards of corporate conduct and performance, and deviations therefrom.

(4)

Review the adequacy and scope of annual internal audit plans with the manager of finance and administration.

(5)

Review, prior to the annual audit, the scope and general extent of the independent accountant’s audit examinations including their engagement letter.  The auditor’s fees are to be arranged with management and annually summarized for committee review.  The committee’s review should entail an understanding from the independent accountant of the factors considered by the accountant in determining the audit scope, including

•

Industry and business risk characteristics of the company

•

External reporting requirements

•

Materiality of Electronic Systems Technology’s activities

•

Quality of internal accounting controls

•

Extent of involvement of the internal accounting department in the audit examination

•

Other areas to be covered during the audit engagement.

(6)

Review with management the extent of non-audit services planned to be provided by the independent accountants, in relation to the objectivity needed in the audit.

(7)

Review with management and the independent accountants, upon completion of their audit, financial results for the year prior to their release to the public.  This review is to encompass

•

Electronic Systems Technology’s financial statements and disclosures required by generally accepted accounting principles,

•

Significant transactions not a normal part of the company’s operations,

•

Changes if any, during the year in the company’s accounting principles or their application,

•

Significant adjustment proposed by the independent accountant.

(8)

Evaluate the cooperation received by the independent accountants during their audit examination, including their access to all requested records, data and information.  Also, to elicit the comments of management regarding the responsiveness of the independent accountants to Electronic Systems Technology’s needs.  To inquire of the independent accountants, whether there have been any disagreements with management, which if not satisfactorily resolved would have caused them, issue a non-standard report on the company’s financial statements.

(9)

Discuss with the independent accountants the quality of the company’s financial and accounting personnel, and any relevant recommendations, which the independent accountants may have regarding “material weaknesses” or reportable conditions. Topics to be considered during this discussion include improving internal financial controls, the selection of accounting principles and management reporting systems.  Review written responses of management to the letter of comments and recommendations from the independent accountants.

(10)

Discuss with Electronic Systems Technology management the scope and quality of internal accounting and financial reporting controls in effect.

(11)

Apprise the Board of Directors through minutes and special presentations as necessary, of significant developments in the course of performing the above duties.

(12)

Recommend to the Board of Directors any appropriate extensions or changes in the duties of the committee.

(13)

Recommend to the Board of Directors the retention or replacement of the independent accountants.

APPENDIX II – AUDIT COMMITTEE REPORT

REPORT OF THE AUDIT COMMITTEE

March 22, 2013

Board of Directors

Electronic Systems Technology, Inc.

The ultimate responsibility for good corporate governance rests with our Board, whose primary role is providing oversight, counseling, and direction to EST’s management in the best long-term interests of the Company and its stockholders.

The Audit Committee oversees Electronic Systems Technology, Inc.’s accounting and financial reporting processes, audits of EST’s annual financial statements and internal control over financial reporting.

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board in its general oversight of EST’s financial reporting, internal controls, and audit functions. Management is responsible for the Company’s internal controls and the financial reporting process. The independent auditors are responsible for performing and independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes.  The Audit Committee also recommends to the Board of Directors the selection of the Company’s independent accountants.

The Audit Committee, with the assistance of the Company’s accounting department and Management, has fulfilled its objectives and responsibilities as specified by the Audit Committee charter, and has provided adequate and appropriate independent oversight and monitoring of Electronic Systems Technology’s systems of internal control for the year ended December 31, 2012.

The Audit Committee has reviewed and discussed with management its assessment and report on the effectiveness of  EST’s internal control over financial reporting as of December 31, 2012, which it made using the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control Integrated Framework. The Audit Committee has also reviewed and discussed with Decoria Maichel & Teague, management’s assessment of internal control over financial reporting, and its review and report on EST’s internal control over financial reporting.

Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent audit firm; nor can the Audit Committee certify that the independent audit firm is “independent” under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel, and direction to management and to the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial, and accounting matters.

These activities included, but were not limited to, the following accomplishments for the year ended December 31, 2012:

Reviewed and discussed the audited financial statements for the year ended December 31, 2012 with Management.

Discussed with Decoria Maichel & Teague, P.S., matters requiring discussion by Statement of Auditing Standards (SAS) No. 61.

Discussed with, and received written disclosures and a letter from Decoria Maichel & Teague, P.S., relating to their independence, as required by Public Company Oversight Board (PCAOB) Rules 3520 and 3526.

In reliance on these reviews and discussions, and the reports of Decoria Maichel & Teague, P.S.. Based on the above, the Audit Committee recommends the inclusion of the audited financial statements in EST’s Annual Report on Form 10-K for the year ended December 31, 2012.

Respectfully submitted,

Electronic Systems Technology, Inc. Audit Committee

Robert Southworth, Chairman

Michael Brown

Melvin Brown

John Schooley